EXHIBIT 99.1

FREESCALE SEMICONDUCTOR REACHES AGREEMENT

WITH PRIVATE EQUITY CONSORTIUM

IN $17.6 BILLION TRANSACTION

Freescale Stockholders Offered $40 per Share in Cash

AUSTIN, Texas, September 15, 2006 -- Freescale Semiconductor, Inc. (NYSE: FSL) (NYSE: FSL.B), a global leader in the design and manufacture of embedded semiconductors for wireless, networking, automotive, consumer and industrial markets, announced today that it has entered into a definitive merger agreement to be acquired by a private equity consortium in a transaction with a total equity value of $17.6 billion. The consortium is led by The Blackstone Group, and includes The Carlyle Group, Permira Funds and Texas Pacific Group.

Under the terms of the merger agreement, the consortium will acquire all of the outstanding Class A and Class B shares of Freescale for $40 per share in cash, representing a premium of approximately 36% over Freescale's average closing share price during the 30 trading days ended September 8, 2006. The company first acknowledged it was in discussions with third parties regarding a possible transaction on September 11, 2006.

The board of directors of Freescale has unanimously approved the merger agreement and resolved to recommend that Freescale's stockholders adopt the agreement.

There is no financing condition to the obligations of the private equity consortium to consummate the transaction, and equity and debt commitments for the full amount of the merger consideration have been received. It is currently anticipated that substantially all of the company's outstanding Notes will either be tendered for or repaid.

The merger is subject to customary conditions to closing, including the affirmative vote of Freescale stockholders and requisite antitrust approvals. The merger agreement contains a provision under which Freescale may solicit alternative proposals from third parties during the next 50 calendar days. In addition, Freescale may, at any time, subject to the terms of the merger agreement, respond to unsolicited proposals. If the company accepts a superior proposal, a break-up fee would be payable by the company. There can be no assurance of any alternative proposal.

Goldman, Sachs & Co. serves as financial advisor to Freescale and provided a fairness opinion in connection with the transaction. Wilson Sonsini Goodrich & Rosati Professional Corporation serves as legal adviser to Freescale in connection with the transaction.

Credit Suisse Securities (USA) LLC, Citigroup Corporate and Investment Banking and Blackstone Corporate Advisory Services act as financial advisors to the private equity consortium. Skadden, Arps, Slate, Meagher & Flom LLP serves as legal adviser to the private equity consortium in connection with the transaction.

About Freescale Semiconductor

Freescale Semiconductor, Inc. (NYSE:FSL) (NYSE:FSL.B) is a global leader in the design and manufacture of embedded semiconductors for the automotive, consumer, industrial, networking and wireless markets. Freescale became a publicly traded company in July 2004. The company is based in Austin, Texas, and has design, research and development, manufacturing or sales operations in more than 30 countries. Freescale, a member of the S&P 500®, is one of the world's largest semiconductor companies with 2005 sales of $5.8 billion (USD).

www.Freescale.com

Freescale(TM) and the Freescale logo are trademarks of Freescale Semiconductor, Inc. The Power Architecture and Power.org wordmarks and the Power and Power.org logos and related marks are trademarks and service marks licensed by Power.org. All other product or service names are the property of their respective owners.

About Blackstone

Blackstone, a global private investment and advisory firm, was founded in 1985.  The firm has raised a total of approximately $62 billion for alternative asset investing since its formation of which roughly $30 billion has been for private equity investing. Blackstone's private equity group has over 60 experienced professionals with broad sector and specialist semi-conductor expertise. Blackstone's other core businesses include Private Real Estate Investing, Corporate Debt Investing, Hedge Funds, Mutual Fund Management, Private Placement, Marketable Alternative Asset Management, and Investment Banking Advisory Services. Further information is available at www.Blackstone.com.

About The Carlyle Group

The Carlyle Group is a global private equity firm with $44.3 billion under management. Carlyle invests in buyouts, venture & growth capital, real estate and leveraged finance in Asia, Europe and North America, focusing on telecommunications & media, aerospace & defense, automotive & transportation, business services, consumer & retail, energy & power, healthcare, industrial, and technology. Since 1987, the firm has invested $22.4 billion of equity in 528 transactions for a total purchase price of $94.6 billion. The Carlyle Group employs more than 680 people in 16 countries. www.carlyle.com

About Permira

Permira is a leading international Private Equity specialist. As an independent business, Permira is owned and controlled by its partners. The firm's team of over 100 professionals, based in Frankfurt, London, Madrid, Milan, New York, Paris, Stockholm and Tokyo, advises the Permira Funds with a total committed capital of more than Euro 20 billion. Since 1985, the Permira Funds have completed over 280 private equity transactions. During the last year, the Permira Funds have committed to ten transactions with a combined transaction value of over Euro 27 billion. Recent deals involving the Permira Funds have included the acquisitions of Nordic telecoms firm (TDC) - the largest private equity transaction ever undertaken in Europe - pan-European media business (SBS Broadcasting), leading UK roadside recovery and insurance firm (the AA), and (Intelsat), the largest global satellite business. www.permira.com

About Texas Pacific Group

Texas Pacific Group is a private investment partnership that was founded in 1992 and currently has more than $30 billion of assets under management. Texas Pacific Group invests in world-class franchises across a range of industries, including technology (Lenovo, MEMC, ON Semiconductor, Seagate, SunGard), industrials (Altivity Packaging, British Vita, Grohe, Kraton Polymers, Texas Genco), retail/consumer (Debenhams, Ducati, J. Crew, Neiman Marcus, Petco), airlines (America West, Continental), media and communications (Findexa, MGM, TIM Hellas), financial services (Endurance Specialty Holdings, Fidelity National Information Services, LPL Financial Services) and healthcare (IASIS Healthcare, Oxford Health Plans, Quintiles Transnational), among others. www.texaspacificgroup.com.

About the Transaction

In connection with the proposed merger, Freescale will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Freescale Semiconductor, Inc. at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free by directing such request to Freescale Investor Relations, USA, telephone: (512) 895-2454 or on the company's website at www.freescale.com/investor.

Freescale and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in Freescale's Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 10, 2006, and information concerning all of Freescale's participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission's Web site at www.sec.gov and from Freescale Investor Relations, USA, telephone: (512) 895-2454 or on the company's website at www.freescale.com/investor.

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Caution Regarding Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as expects, anticipates, plans, believes, estimates, will or words of similar meaning and include statements regarding the plans and expectations for the future.  The forward-looking statements contained in this press release include statements about the conduct of Freescale after the transaction and the anticipated timing of the transaction.  Forward-looking statements are based on management's current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual outcomes to differ materially from the expectations of Freescale and its management.  For example, if Freescale's stockholders do not approve the transaction, or if the necessary regulatory approvals are not obtained, the transaction will not be consummated.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain Freescale's stockholder approval, the inability to obtain, or meet specific conditions imposed for applicable regulatory approvals relating to the transaction, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals and the risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider the risks which are described in Freescale's Annual Report on Form 10-K for the year ended December 31, 2005, Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and in  Freescale's other SEC filings.  Freescale undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:

For Freescale

Media:

Tim Doke

(512) 895-1791

Tim.Doke@freescale.com

Chuck Burgess / Winnie Lerner

The Abernathy MacGregor Group

(212) 371-5999

clb@abmac.com /wal@abmac.com

Investors:

Mitch Haws

(512) 895-2454

Mitch.Haws@freescale.com

For The Blackstone Group

John Ford

(212) 583 5559

(917) 952 3275 cell

ford@blackstone.com

For The Carlyle Group

Christopher Ullman

(202) 729-5450

Christopher.Ullman@carlyle.com

For Permira

New York

Anna Cordasco / Brooke Morganstein

Citigate Sard Verbinnen

(212) 687-8080

Bmorganstein@sardverb.com

London

James Wyatt-Tilby / Amanda Lee

Finsbury

+44 207 251 3801

james.wyatt-tilby@finsbury.com.

For Texas Pacific Group

Owen Blicksilver

Owen Blicksilver PR, Inc.

(516) 742-5950

owen@blicksilverpr.com